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                            SCHEDULE 14A INFORMATION

                  PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
    / /  Definitive Proxy Statement
    /X/  Definitive Additional Materials
    / /  Soliciting Material Pursuant to Section 240.14a-12

                      SOUNDVIEW TECHNOLOGY GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

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    (4) Date Filed:

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                        SOUNDVIEW TECHNOLOGY GROUP, INC.
                             1700 EAST PUTNAM AVENUE
                             OLD GREENWICH, CT 06870

                                   ----------

                                 REVISED NOTICE
                                       OF
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 29, 2002

                                   ----------

To the Stockholders
of SoundView Technology Group, Inc.

      The 2002 Annual Meeting of Stockholders of SoundView Technology Group, Inc. will be held at the principal executive offices of the Company located at 1700 East Putnam Avenue, Old Greenwich, CT 06870, on Wednesday, May 29, 2002, at 9:30 a.m., local time, to consider and act upon the following matters:

      (1)   The election of two (2) directors.

      (2) Such other business as may properly come before the meeting or any adjournment or postponement thereof.

      You should have already received the Proxy Statement dated April 24, 2002, the instructions for voting your stock and the Proxy card that were included with that mailing. Those materials inadvertently referred to the election of more than two directors. We apologize for any confusion this may have caused. There are only two nominees for election as directors of the Company. Accordingly, the Board of Directors is soliciting Proxies for the election of only the two nominees identified in the Company's Proxy Statement dated April 24, 2002 and named in the Proxy sent to stockholders with the Proxy Statement. You should refer to the Proxy Statement and instructions for voting previously sent to you for relevant information and instructions as to how to vote.

      Only holders of record of common stock, par value $0.01 per share, of the Company at the close of business on April 5, 2002, the record date, are entitled to vote their shares at the Annual Meeting and any adjournment or postponement of the meeting.


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Each share of the Company's common stock will entitle its record holder to one vote on each matter put to a vote at the meeting.

                                     By Order of the Board of Directors,

                                           LLOYD H. FELLER
                                           SECRETARY

Old Greenwich, Connecticut
April 29, 2002



      IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING WHETHER OR NOT YOU ARE PERSONALLY ABLE TO ATTEND. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO PLEASE SIGN, DATE AND MAIL THE PREVIOUSLY FURNISHED PROXY PROMPTLY. THIS WILL ENSURE THAT YOUR SHARES ARE VOTED IN ACCORDANCE WITH YOUR WISHES AND THAT A QUORUM WILL BE PRESENT AT THE ANNUAL MEETING.